Sharecare announces first quarter 2023 financial results and operational highlights

ATLANTA – May 10, 2023 – Sharecare (Nasdaq: SHCR), the digital health company that helps people manage all their health in one place, today announced financial results for the quarter ended March 31, 2023.

"We are very pleased with our financial performance this quarter, which demonstrates our continued commitment to sustainable growth, cost optimization, and operational efficiency across our Enterprise, Provider, and Life Sciences channels," said Jeff Arnold, chairman and CEO of Sharecare. "The focus and dedication exhibited by our team has yielded demonstrable progress toward realizing our mission to create a seamless and personalized digital health experience while achieving our year-end goals, including our core KPIs of 12.9 million eligible enterprise lives and 6.5 million records processed, and we are confident in our ability to sustain this momentum throughout 2023 and into 2024."

First Quarter 2023 Financial Results
All comparisons, unless otherwise noted, are to the three months ended March 31, 2022.
•Revenue of $116.3 million compared to $100.7 million, an increase of $15.6 million, or 15.5%.
•Net loss attributable to Sharecare of $34.7 million compared to $38.2 million, a decrease to net loss attributable to Sharecare of $3.5 million. Net loss in the first quarter of 2023 included $10.0 million in non-cash stock compensation; $1.7 million in non-operating, non-recurring costs; $9.8 million of reorganizational and severance costs; $0.6 million in acquisition-related costs; and $3.4 million of other non-cash or non-operational expense. Excluding these amounts, the adjusted net loss was $9.2 million in the current quarter.
•Adjusted EBITDA of $2.1 million compared to $0.2 million, an increase to adjusted EBITDA of $1.9 million.
•Net loss per share of $0.10 compared to $0.11, a decrease to net loss per share of $0.01.
•Adjusted net loss per share, which excludes the impact of non-cash and non-operational amounts, was $0.03 compared to $0.02, an increase to adjusted net loss per share of $0.01.

Arnold added, "In addition to the progress we made in the quarter, we remain fiercely committed to continuing to innovate and integrate new technologies on behalf of our customers and deliver meaningful engagement, personalized interventions, and high-quality care to our members while unlocking value for our shareholders."

"Beyond the momentum we’re experiencing from investing in our salesforce, we believe the combination of our strategic automation, re-engineering of business processes, and workforce globalization will contribute to the expansion of our adjusted EBITDA margins and enable us to turn cash flow positive within 2023," said Justin Ferrero, president and chief financial officer of Sharecare. "As we exceeded our Q1 top-line guidance and maintain solid visibility into the business, we are raising the low end of our full year 2023 revenue guidance while reaffirming the top end 2023 revenue guidance and adjusted EBITDA range."

Financial Outlook

Second Quarter 2023 Financial Guidance
For the three months ending June 30, 2023, the Company expects:
•Revenue in the range of $109.5 million to $110.5 million
•Adjusted EBITDA in the range of $2.5 million to $3.5 million

Fiscal 2023 Financial Guidance
For the twelve months ending December 31, 2023, the Company expects:
•Revenue in the range of $452.5 million to $460 million, revised from $450 million to $460 million
•Adjusted EBITDA in the range of $25 million to $30 million

Conference Call
The Company will host a conference call to review the first quarter results today, Wednesday, May 10, 2023, at 8:00 a.m. EDT. The call can be accessed by dialing (833) 636-1352 for U.S. participants or (412) 902-4148 for international participants, and referencing the Sharecare earnings call; or via live audio webcast, available online at https://investors.sharecare.com/. A webcast replay of the call will be available for on-demand listening at the same link and will remain available for approximately 90 days.

Non-GAAP Financial Measures
In addition to our financial results determined in accordance with U.S. GAAP, we believe the non-GAAP measures adjusted EBITDA, adjusted net income (loss), and adjusted earnings (loss) per share ("adjusted EPS”) are useful in evaluating our operating performance. We use adjusted EBITDA, adjusted net income (loss), and adjusted EPS to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. In particular, we believe that the use of these non-GAAP measures is helpful to our investors as these metrics are used by management in assessing the health of our business and our operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures.

The calculations and reconciliations of historic adjusted EBITDA, adjusted net loss, and adjusted loss per share to net loss, the most directly comparable financial measure stated in accordance with GAAP, are provided below and in the accompanying financial tables. Investors are encouraged to review the reconciliations and not to rely on any single financial measure to evaluate our business.

We have not reconciled adjusted EBITDA guidance to net loss because we do not provide guidance for net loss or for items that we do not consider indicative of our ongoing performance, including, but not limited to, the impact of significant non-recurring items, as certain of these items are out of our control and/or cannot be reasonably predicted. Accordingly, reconciliations of adjusted EBITDA guidance to the corresponding U.S. GAAP measures are not available without unreasonable effort.

Adjusted EBITDA
We calculate adjusted EBITDA as net loss adjusted to exclude (i) depreciation and amortization, (ii) interest income, (iii) interest expense, (iv) income tax expense, (v) other income (non-operating), (vi) share-based compensation, (vii) warrants issued with revenue contracts, (viii) amortization of non-cash payment for research and development, (ix) net costs associated with exiting contracts, (x) non-operating, non-recurring costs, (xi) reorganizational and severance costs, and (xii) acquisition-related costs. We do not view the items excluded as representative of our ongoing operations.

Adjusted Net Loss
We calculate adjusted net loss as net loss attributable to Sharecare, Inc. adjusted to exclude (i) amortization of acquired intangibles, (ii) amortization of deferred financing fees, (iii) change in fair value of warrant liability and contingent consideration, (iv) share-based compensation, (v) warrants issued with revenue contracts, (vi) amortization of non-cash payment for research and development, (vii) net costs associated with exiting contracts, (viii) non-operating, non-recurring costs, (ix) reorganizational and severance costs, and (x) acquisition related costs. We do not view the items excluded as representative of our ongoing operations.

Adjusted Loss Per Share
We calculate adjusted lost per share as adjusted net loss, as defined above, divided by the number of weighted average common shares outstanding - basic and diluted.

About Sharecare
Sharecare is the leading digital health company that helps people – no matter where they are in their health journey – unify and manage all their health in one place. Our comprehensive and data-driven virtual health platform is designed to help people, providers, employers, health plans, government organizations, and communities optimize individual and population-wide well-being by driving positive behavior change. Driven by our philosophy that we are all together better, at Sharecare, we are committed to supporting each individual through the lens of their personal health and making high-quality care more accessible and affordable for everyone. To learn more, visit www.sharecare.com.

Important Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain.

Forward-looking statements in this press release include, but are not limited to, our ability to realize the expected benefits of our globalization and other strategic cost optimization initiatives and partnerships or other relationships with third parties or customers, in each case on our future growth objectives and statements regarding our future results and outlook, including those under the caption “Financial Outlook.”

We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results. Descriptions of some of the factors that could cause actual results to differ materially from these forward-looking statements are discussed in more detail in our filings with the U.S. Securities and Exchange Commission (the "SEC"), including the Risk Factors section of the Company's Annual Report on Form 10-K filed with the SEC on March 30, 2023. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

In addition, there can be no assurance that the Company's ongoing strategic review process will result in any transaction, or if a transaction is undertaken, as to its terms or timing, and the company does not intend to provide additional information on the strategic review until it determines that additional disclosure is appropriate or necessary.

Media Relations:
Jen Martin Hall
jen@sharecare.com

Investor Relations:
Bob East
SharecareIR@westwicke.com

SHARECARE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except share and per share amounts)

	Three Months Ended March 31,
	2023	2022
Revenue (inclusive of related party revenue of $18,790 and $7,568, respectively)	$116,295	$100,710
Costs and operating expenses:
Costs of revenue (exclusive of depreciation and amortization; inclusive of related party costs of $10,863 and $0, respectively)	67,890	51,492
Sales and marketing	15,348	14,511
Product and technology	20,808	19,420
General and administrative	34,121	55,998
Depreciation and amortization	14,781	9,878
Total costs and operating expenses	152,948	151,299
Loss from operations	(36,653)	(50,589)
Other income (expense):
Interest income	1,680	29
Interest expense	(430)	(492)
Other income	429	12,845
Total other income	1,679	12,382
Loss before income tax expense	(34,974)	(38,207)
Income tax expense	(31)	(92)
Net loss	(35,005)	(38,299)
Net loss attributable to noncontrolling interest in subsidiaries	(346)	(98)
Net loss attributable to Sharecare, Inc.	$(34,659)	$(38,201)

Net loss per share attributable to common stockholders, basic and diluted	$(0.10)	$(0.11)
Weighted-average common shares outstanding, basic and diluted	352,923,217	344,891,335

SHARECARE, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands, except share and per share amounts)

	As of March 31, 2023	As of December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$154,430	$182,508
Accounts receivable, net (net of allowance for doubtful accounts of $8,426 and $7,197, respectively)	116,282	116,877
Other receivables	2,204	4,114
Prepaid expenses	14,309	12,612
Other current assets	5,068	4,515
Total current assets	292,293	320,626
Property and equipment, net	5,001	5,082
Other long-term assets	21,939	20,362
Intangible assets, net	157,417	163,114
Goodwill	191,917	191,817
Total assets	$668,567	$701,001
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$23,054	$8,838
Accrued expenses and other current liabilities	65,610	81,627
Deferred revenue	9,735	9,032
Contract liabilities, current	1,152	1,535
Total current liabilities	99,551	101,032
Warrant liabilities	2,441	2,441
Long-term debt	224	—
Other long-term liabilities	11,124	16,723
Total liabilities	113,340	120,196
Commitments and contingencies
Series A convertible redeemable preferred shares, $0.0001 par value; 5,000,000 shares authorized; 5,000,000 shares issued and outstanding, aggregate liquidation preference of $50,000 as of March 31, 2023 and December 31, 2022	58,205	58,205
Stockholders’ equity:
Common stock, $0.0001 par value; 600,000,000 and 600,000,000 shares authorized; 356,289,293 and 354,463,620 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	35	35
Additional paid-in capital	1,130,199	1,120,024
Accumulated other comprehensive loss	(2,544)	(2,794)
Accumulated deficit	(631,534)	(595,820)
Total Sharecare stockholders’ equity	496,156	521,445
Noncontrolling interest in subsidiaries	866	1,155
Total stockholders’ equity	497,022	522,600
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$668,567	$701,001

SHARECARE, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA
(Unaudited)
(In thousands)

	Three Months Ended March 31,
	2023	2022
Net loss	$(35,005)	$(38,299)
Add:
Depreciation and amortization	14,781	9,878
Interest income	(1,680)	(29)
Interest expense	430	492
Income tax expense	31	92
Other income	(429)	(12,845)
Share-based compensation	9,969	33,110
Warrants issued with revenue contracts	14	19
Amortization of non-cash payment for research and development	1,190	423
Net costs associated with exiting contracts	717	—
Non-operating, non-recurring costs	1,716	2,972
Reorganizational and severance costs(a)	9,812	2,363
Acquisition-related costs	558	1,974
Adjusted EBITDA(b)	$2,104	$150

(a)	Primarily represents costs related to globalizing a portion of the workforce and severance.
(b)	Includes non-cash amortization associated with contract liabilities recorded in connection with acquired businesses.

SHARECARE, INC.
RECONCILIATION OF GAAP NET LOSS ATTRIBUTABLE TO SHARECARE TO ADJUSTED NET LOSS AND ADJUSTED LOSS PER SHARE
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended March 31,
	2023	2022
Net loss attributable to Sharecare, Inc.	$(34,659)	$(38,201)
Add:
Amortization of acquired intangibles(a)	1,632	1,632
Amortization of deferred financing fees	31	69
Change in fair value of warrant liability and contingent consideration	(138)	(12,368)
Share-based compensation	9,969	33,110
Warrants issued with revenue contracts	14	19
Amortization of non-cash payment for research and development	1,190	423
Net costs associated with exiting contracts	717	—
Non-operating, non-recurring costs	1,716	2,972
Reorganizational and severance costs(b)	9,812	2,363
Acquisition-related costs	558	1,974
Adjusted net loss(c)	$(9,158)	$(8,007)

Weighted-average common shares outstanding, basic and diluted	352,923,217	344,891,335

Loss per share	$(0.10)	$(0.11)
Adjusted loss per share	$(0.03)	$(0.02)

(a)	Represents non-cash expenses related to the amortization of intangibles in connection with acquired businesses.
(b)	Primarily represents costs related to globalizing a portion of the workforce and severance.
(c)	The income tax effect of the Company’s non-GAAP reconciling items are offset by valuation allowance adjustments of the same amount given the Company is in a full valuation allowance position.